_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 8, 2006



                 BEAR STEARNS ASSET BACKED SECURITIES I LLC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                   333-131374              20-0842986
 ----------------------------      ----------------        ----------------
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
       OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)




      383 Madison Avenue                                  10179
      New York, New York
-------------------------------                       ---------------------
     (ADDRESS OF PRINCIPAL                              (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000



_____________________________________________________________________________

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

                 1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                    By: /s/ Baron Silverstein
                                    -------------------------
                                    Name:  Baron Silverstein
                                    Title: Vice President

Dated:      September 8, 2006

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-131374, as noted below:

                    Item 601(a) of
                    Regulation S-K       Sequentially Numbered
  Exhibit Number      Exhibit No.             Description               Page
  --------------      -----------    ----------------------------       ----
        1                 5.1        Opinion of Greenberg Traurig,       4
                                     LLP with respect to legality

                          8.1        Opinion of Greenberg Traurig,       4
                                     LLP with respect to federal
                                     income tax matters (contained
                                     in Exhibit 5.1)

                         23.1        Consent of Greenberg Traurig,       4
                                     LLP (contained in Exhibit 5.1)


        2                 5.2        Opinion of Bear Stearns Asset       7
                                     Backed Securities I LLC with
                                     respect to legality

                         23.2         Consent of Bear Stearns Asset       7
                                      Backed Securities I LLC
                                      (contained in Exhibit 5.1)

September 8, 2006

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, NY 10179


Re:   Bear Stearns Asset Backed Securities Trust S2006-SD3
      Asset-Backed Certificates, Series S2006-SD3
      -------------------------------------------



Ladies and Gentlemen:

      We have acted as special counsel to Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company (the "Registrant"), in connection with the authorization and issuance Bear Stearns Asset Backed Securities Trust 2006-SD3, Asset-Backed Certificates, Series 2006-SD3 (the "Certificates"). A Registration Statement on Form S-3, as amended, relating to the Certificates (the "Registration Statement") has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Certificates are issuable in a series under a Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement") among the Registrant, the Seller and Servicer named therein, the Master Servicer named therein and the Trustee named therein. The Certificates are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus dated September 7, 2006 and prospectus supplement dated September 5, 2006.

      In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, the conformity to the originals of all documents submitted to us as copies, the genuineness of all signatures and the legal capacity of natural persons, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, authentication, payment, delivery and enforceability of and under all documents, and the necessary entity power and authority with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to, but instead we assume, (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document and (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

      In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or any secured parties, as to which laws we express no opinion herein, (iii) the effect of certain laws, regulations and judicial and other decisions upon (a) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (b) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

      In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States and the laws of the State of New York. We do not express any opinion herein with respect to the securities laws of any jurisdiction or any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

      The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

      Based upon and subject to the foregoing, it is our opinion that:

      1. The Certificates will be legally and validly issued and outstanding, fully paid and non-assessable and entitled to the benefits of the Pooling and Servicing Agreement.

      2. The description of federal income tax consequences appearing under the heading "Material Federal Income Tax Considerations" in the prospectus contained in the Registration Statement, while not purporting to discuss all possible U.S. federal income tax consequences of an investment in the Securities, is accurate in all material respects with respect to those tax consequences which are discussed, and we hereby adopt and confirm that description as our opinion.

      We hereby consent to the filing of this opinion letter with the Securities and Exchange Commission as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and the prospectus supplement included in the Registration Statement under the headings "Material Federal Income Tax Considerations" and "Legal Matters", without admitting that we are "persons" within the meaning of Section 7(a) or 11(a) (4) of the Securities Act of 1933, as amended, or "experts" within the meaning of Section 11 thereof, or the General Rules and Regulations of the Securities and Exchange Commission thereunder, with respect to any portion of the Registration Statement.


                                       Very truly yours,


                                       /s/  Greenberg Traurig, LLP

                                       GREENBERG TRAURIG, LLP

                                                               September 8, 2006



Addressees Listed on Exhibit A

Re:   Bear Stearns Asset Backed Securities I Trust 2006-SD3
      Asset-Backed Certificates, Series 2006-SD3

Ladies and Gentlemen:

      I am counsel to Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

      I am providing this opinion in connection with the sale to the Company of certain residential mortgage loans (the "Loans") pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2006, by and among the Company, EMC Mortgage Corporation ("EMC"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), and the following related agreements:

            (i) that certain Underwriting Agreement, dated as of April 13, 2006, and related terms agreement, dated September 7, 2006, each between the Company and Bear, Stearns & Co. Inc.; and

            (ii) that certain Custodial Agreement, dated as of September 8, 2006, by and among the Trustee, the Company, EMC, the Master Servicer, and the Custodian ((i) through (ii) and the Pooling and Servicing Agreement hereinafter collectively known as the "Agreements").

      I have examined copies of the Agreements, the Certificate of Formation of the Company and the Amended and Restated Limited Liability Company Agreement of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures (other than with respect to the Company), the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter expressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that the Agreements and all other agreements, documents and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver each of the Agreements and all other agreements, documents and instruments, and that such documents, the Agreements, other agreements and instruments are valid, binding and enforceable obligations of such parties.

Addressees Listed on Exhibit A
September 8, 2006
Page 2


      I am admitted to the Bar of the State of New York, and I express no opinion as to any laws other than the laws of the United States, the State of New York and the Limited Liability Law of the State of Delaware. This opinion is being given as of September 8, 2006, and I express no opinion as to events or conditions subsequent to such date.

      Based on the foregoing, I am of the opinion that:

            1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign limited liability company in good standing in the State of New York, with full power and authority to own its assets, to conduct its business, and to execute, deliver and perform each of the Agreements and all the transactions contemplated thereby, and the Company has taken all necessary action to authorize the execution, delivery and performance of each of the Agreements by it.

            2. Each of the Agreements has been duly authorized, executed and delivered by the Company.

            3. The execution and delivery of the Agreements by the Company and the performance of its obligations under the Agreements will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, to my knowledge, any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, result in the creation or imposition of any lien on any of the Company's assets or property, in each case, which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreements.

            4. To my knowledge, there is no action, suit, proceeding or investigation pending to which the Company is a party in any court or by or before any other governmental agency or instrumentality or threatened against the Company (a) asserting the invalidity of any of the Agreements or (b) which would materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, any of the Agreements.

            5. No consent, approval, authorization or order of any State of New York or federal court or governmental agency or body is required for the consummation of the transactions contemplated by the Agreements, other than those which have been obtained by the Company.

            6. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its

Addressees Listed on Exhibit A
September 8, 2006
Page 3



      properties or might have consequences that would materially and adversely affect its performance under any of the Agreements.

      This opinion is furnished solely for the benefit of the Addressees listed on Exhibit A in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose without my prior written approval; provided, however, that Greenberg Traurig, LLP may rely on this opinion in connection with the rendering of its opinion in connection with the purchase of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) by the Company from EMC.

      I understand that Greenberg Traurig, LLP will file this opinion with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K for incorporation into the Company's Registration Statement. I hereby consent to the filing of this opinion with the Securities and Exchange Commission.

                                    Very truly yours,


                                    /s/Joseph T. Jurkowski, Jr.
                                    Joseph T. Jurkowski, Jr.
                                    Vice President

                                     ANNEX A
                                     -------

EMC Mortgage Corporation
2780 Lake Vista Drive,
Lewisville, TX 75067
Attention:  President or General Counsel
Telecopier:  (469) 759-4714

Standard & Poor's, a division of
The McGraw-Hill Companies, Inc.
55 Water Street
41st Floor
New York, New York  10041

Fitch Ratings
One State Street Plaza
New York, New York 10004

Bear, Stearns & Co. Inc.
383 Park Avenue
New York, New York  10179

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland  21046